Progress Energy

Peter M. Scott III

Chief Financial Officer

Safe Harbor

We have included in this document "forward-looking information," as defined by the Private Litigation Reform Act of 1995. Forward-looking information, by its nature, involves estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a statement that contains forward-looking information. Examples of statements containing forward-looking information that we make include, but are not limited to, statements regarding our expectations, beliefs, plans, goals, objectives and future financial or other performance. Any statement containing forward-looking information speaks only as of the date on which it is made; and, except to fulfill our obligations under the United States securities laws, we undertake no obligation to update any such statement to reflect events or circumstances after the date on which it is made.

Progress Energy

Current Event Updates

- Florida rate stipulation
- Synthetic fuels
- Restructuring status

Progress Energy

Strengths to Leverage ...

- $20B in assets
- 20,000 MW fleet at $250/KW
- Fuel diversity
- CAPEX of $1.5B/yr
- Assets to sell
- 2.8 million utility customers
- Professional regulation
- Fiber network – Miami to DC
- 5,300 MW of wholesale contracts
- Goodwill treatment change
- 3,000 MW of machines with sites
- 70-person trading floor
- Management and systems

Progress Energy

Business Lines and Our Intentions

- Upstream Energy
- Transmission
- Energy Delivery + Services
- Wholesale Telecom

- Build mass and strength
- Operate at top quartile levels
- Deliver value to shareholders

Progress Energy

Upstream Energy

Two Business Units

Energy Supply

- Manage Generation Fleet
  - 5 Nuclear units
  - 23 Coal units
  - 100+ CT & CC units
  - 12 Hydro units

Energy Ventures

- Manage competitive energy business
- Manage certain utility assets/functions
  - Wholesale contracts
  - Fuel procurement

Progress Energy

Energy Ventures

Tom Kilgore

President, Energy Ventures

Progress Energy

Energy Ventures Agenda

- Our objective and business model
- Today's set of assets
- Growth plan

Progress Energy

Our Objective

Energy Ventures to contribute 40-50% of Progress Energy earnings by 2005

Progress Energy

Energy Ventures Business Model



Physical Assets
Contractual Entitlements
Organizational Assets
Commercial Execution
Markets
Cash Flow
Market Knowledge

Progress Energy

Energy Ventures Business Model



Physical Assets
Contractual Entitlements
Organizational Assets
Deployment
Commercial Execution
Markets
Cash Flow
Market Knowledge

Progress Energy

Energy Ventures - Our Assets

Fuel Extraction, Manufacturing, and Delivery

Merchant Generation Ownership

Energy Marketing and Trading

Progress Energy

Energy Ventures

Fuel Extraction, Manufacturing, and Delivery | Merchant Generation Ownership | Energy Marketing and Trading

- 3 eastern coal mine sites: 5 MT/yr
- 6 BCF/yr gas production
- Ocean barges
- 6 river terminals
- 10-15 MT/yr synfuels

Progress Energy

Energy Ventures

Fuel Extraction, Manufacturing, and Delivery

Merchant Generation Ownership

- 6,000 MW of merchant generation by 2005
- Focus on Southeast

Energy Marketing and Trading

Energy Ventures

Fuel Extraction, Manufacturing, and Delivery

Merchant Generation Ownership

Energy Marketing and Trading

- Manage utilities' portfolio of 5,300 MW wholesale contracts
- Market available energy from regulated utilities
- Market capacity and energy from merchant plants
- Purchase fuel for Energy Supply and NCNG
- Manage 70-person trading floor in Raleigh

How will we achieve growth objective?

- Incremental additions of net income by 2005:

Merchant Generation	$ 120-150M
Trading, Marketing, & Wholesale	$ 60-70M
Fuel Extraction, Manufacturing, & Delivery	$ 60-80M
Total	$ 240-300M

Progress Energy

Your Questions

- How will you secure sites for merchant generation?
- What is your target for long vs. short in your merchant portfolio?
- Where will you build power plants?
- To whom will you sell capacity/output?
- Why are you investing in coal and natural gas?
- What is your hedging philosophy?

Progress Energy

Energy Ventures Conclusion

- Value chain - “Ground to Grid”
- 25% annual growth rates
- Capital and assets to make it happen

Progress Energy

Transition to a balanced portfolio



900
660
$ in millions
7-8% CAGR net income
Regulated/Other
EV/Wholesale
2001
2005

Progress Energy

Final Points

- Commitment to earnings growth
- Commitment to dividend growth
- Commitment to balance sheet improvement
- Commitment to preserve value of our utility business

Progress Energy

Progress Energy